Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Managed Municipal Bond Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder Managed Municipal Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 29, 2004                                  /s/Julian Sluyters
                                               Julian Sluyters
                                               Chief Executive Officer
                                               Scudder Managed Municipal Bond
                                               Fund, a series of Scudder
                                               Municipal Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Managed Municipal Bond Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder Managed Municipal Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 29, 2004                                   /s/Charles A. Rizzo
                                                Charles A. Rizzo
                                                Chief Financial Officer
                                                Scudder Managed Municipal Bond
                                                Fund, a series of Scudder
                                                Municipal Trust